UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)    April 1, 2011

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Minnesota	13529	41-1255001
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9449 Science Center Drive
New Hope, Minnesota	55428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      763-504-3000

_______________________________________________________
(Former name or former address, if changed since last report)

Item 7.01

Other Events and Regulation FD Disclosure.

On March 31, 2011, the Company released the attached press release related to its financial results for the quarter ended December 31, 2010 and 2010 full year performance.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: April 1, 2011	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

Exhibit Index

99           Press Release